UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 18, 2005

CRT Properties, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-9997	59-2898045
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 NE Mizner Blvd., Suite 200, Boca Raton, Florida		33432
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-447-1874

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

CRT Properties, Inc. announced its quarterly conference call to discuss fourth quarter 2004 financial results on Wednesday, February 23, 2005, as more particularly described in its News Release, dated January 18, 2005, a copy of which is attached hereto as Exhibit 99.1 and by this reference made a part hereof.

CRT Properties, Inc. announced the tax treatment of its 2004 dividends paid to shareholders, as more particularly described in its News Release, dated January 18, 2005, a copy of which is attached hereto as Exhibit 99.2

For more information on CRT Properties, Inc., contact the company at (800) 850-2037 or visit its web site at www.crtproperties.com.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 - CRT Properties, Inc., News Release dated January 18, 2005.
Exhibit 99.2 - CRT Properties, Inc., News Release dated January 18, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRT Properties, Inc.

January 21, 2005	By:	Steven A. Abney

Name: Steven A. Abney
Title: Vice President, Finance and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	Earnings Conference Call
99.2	Tax Tmt of Dividends